Revenue and Profit Deferrals	12 Months Ended
Dec. 31, 2012
Deferred Revenue Disclosure [Abstract]
REVENUE AND PROFIT DEFERRALS
REVENUE AND PROFIT DEFERRALS

	As of December 31,
	2012	2011
In millions
Deferred revenue and profit for solar energy systems:
Short-term profit deferrals and deposits on solar energy system sales	$113.1	$41.4
Long-term profit deferrals and deposits on solar energy system sales	126.4	138.0
Deferred subsidy revenue	19.6	19.4
Total solar energy system deferred revenue	$259.1	$198.8
Non-solar energy system deferred revenue:
Short-term deferred revenue	$—	$0.7
Long-term deferred revenue	29.2	51.2
Total non-solar energy system deferred revenue	$29.2	$51.9
Total deferred revenue	$288.3	$250.7

Solar Energy System Deferred Revenue
Our Solar Energy segment deferred revenue includes profit deferrals for performance guarantees on systems sold during 2012 and prior periods subject to real estate accounting, customer deposits received for solar energy systems under development, and deferred incentive subsidies that will be amortized over the depreciable life of the system. Profit deferrals for performance guarantees include system production guarantees that generally expire within two years of the system sale date and system uptime guarantees that generally expire during the final years of the system service contract term, which can extend up to twenty years. During the quarter ended December 31, 2012, we recognized revenue of $54.4 million related to profit deferrals on a power guarantee that expired on a 70MW project in Italy that was sold in the fourth quarter of 2010.
In addition to the deferred revenue above, SunEdison may receive upfront incentives or subsidies from various state governmental jurisdictions that are deferred and recognized on a straight-line basis over the depreciable life of the related solar energy system. During 2012, SunEdison received $1.0 million in upfront incentive payments and recognized $0.9 million as revenue.

Non Solar Energy System Deferred Revenue
In connection with our long-term solar wafer supply agreements executed during 2006 and subsequent amendments, we have received various equity instruments and other forms of additional consideration. In each case, we have recorded the estimated fair value of the additional consideration to long-term deferred revenue and will recognize the deferred revenue on a pro-rata basis as product is shipped over the life of the agreements. In addition, we have received upfront non-refundable customer deposits upon execution of certain take-or-pay contracts which are deferred and amortized against future purchases. These deposits will be recognized in earnings as we fulfill future customer purchase orders, for which the timing of such orders is not contractually fixed or specified.

During the second quarter of 2011, we resolved our long-term solar wafer supply agreement with Suntech. The consideration was comprised of the retention by MEMC of $53.0 million of cash previously deposited by Suntech under the supply agreement and held by MEMC at the time of the resolution, and a commitment to pay $67.0 million, which has been paid. Also, MEMC has retained the Suntech warrant originally issued to MEMC in July 2006, which had a related unamortized balance recorded in deferred revenues of $56.4 million prior to the resolution of the long-term solar wafer supply agreement. These three components totaled $176.4 million, of which $149.4 million, $19.4 million and $6.9 million was recorded during the second, third and fourth quarter of 2011, respectively. The remaining $0.7 million was deferred as of December 31, 2011 and was recognized as revenue in the first quarter of 2012.

During the third quarter of 2012, we agreed to terminate a long-term solar wafer supply agreement with Conergy AG. Under the terms of the supply agreement, we were to supply to Conergy solar grade silicon wafers over a ten-year period at pre-determined pricing for certain volumes on a take-or-pay basis. Conergy had agreed to advance funds to us in the form of both refundable and non-refundable deposits pursuant to the agreement. As part of the termination agreement with Conergy, we returned $21.3 million of the deposits and collected $21.2 million under an existing letter of credit established by Conergy in our favor. We expect payment of another $5.5 million, which is secured by a letter of credit, plus interest, that relates to the outstanding payables due to us as of December 31, 2012. In addition, Conergy assigned to us certain operations and maintenance service agreements for solar projects in Germany, Italy and Spain or the option to receive $3.0 million in cash. This assignment is subject to our due diligence. We recognized $37.1 million as revenue during the third quarter 2012 due to the fact that we were relieved of our future performance obligations under the agreement. The retention of the deposit, which was previously reflected as a liability, in satisfaction of the take or pay requirement has been classified as an operating cash inflow in the statement of cash flows.